Exhibit 99.2

Hillenbrand to Highlight its Transformation Journey and Growth Strategy at 2022 Investor Day

BATESVILLE, Ind., December 15, 2022 --/PRNewswire/ --Hillenbrand, Inc. (NYSE: HI) today will host its 2022 Investor Day in New York, NY. President and Chief Executive Officer, Kim Ryan, and Senior Vice President and Chief Financial Officer, Bob VanHimbergen, along with other members of Hillenbrand’s senior management team, will provide a detailed overview of the company, its transformation journey, its growth strategy, and its financial performance targets.

“Hillenbrand’s strong momentum demonstrates its successful transformation to a global industrial leader that is well positioned to deliver long-term value for its shareholders,” said Ms. Ryan. “At today’s Investor Day, we are excited to share our journey, including the agreement to sell Batesville announced today, and our long-term financial objectives that underpin a trajectory of profitable growth and shareholder value creation.”

In conjunction with today’s event, Hillenbrand is introducing Fiscal Year 2025 performance targets for revenue CAGR, adjusted EBITDA margin expansion, adjusted EPS CAGR, and free cash flow conversion rate. In light of the definitive agreement for the sale of the Batesville business, Hillenbrand has not included Batesville in its Fiscal Year 2025 performance targets.

Presentations will begin at approximately 9:00 a.m. ET and are expected to conclude by 12:00 p.m. ET with a Q&A session. Registration is required to attend the event in-person or view the live webcast. To register, please visit Hillenbrand's Investor Day website.

A replay of the webcast will be available following the event at http://ir.hillenbrand.com/.

About Hillenbrand

Hillenbrand (NYSE: HI) is a global industrial company operating in over 40 countries with over 10,000 associates serving a wide variety of industries around the world. Guided by our Purpose — Shape What Matters For Tomorrow™ — we pursue excellence, collaboration, and innovation to consistently shape solutions that best serve our associates, customers, communities, and other stakeholders. Hillenbrand's portfolio includes brands such as Coperion, Milacron Injection Molding & Extrusion, and Mold-Masters, in addition to Batesville. To learn more, visit: www.Hillenbrand.com.

Forward-Looking Statements

Throughout this release, we make a number of “forward-looking statements,” including statements regarding the proposed sale of our Batesville business (the “Proposed Transaction”) and the expected timing, costs and benefits thereof, that are within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future events, results of operations, uses of cash, financings, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, projected costs or savings or transactions of Hillenbrand (the “Company”) that might or might not happen in the future, the anticipated costs and benefits of the Proposed Transaction, and the expected timing of completion of the Proposed Transaction, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position
become	pursue	estimate	will	forecast	continue	could	anticipate	remain
target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: global market and economic conditions, including those related to the financial markets; the impact of contagious diseases such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruption, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s credit quality, closure or temporary interruption of the Company’s or its suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates, loss of human capital or personnel, and general economic calamities; risks related to the Russian Federation’s invasion of Ukraine (referred to herein as the “Ukraine War”) and resulting geopolitical instability and uncertainty, which could have a negative impact on our ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; negative effects of the Linxis Group SAS (“Linxis”) acquisition or other acquisitions on the Company’s business, financial condition, results of operations and financial performance (including the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business); the possibility that the anticipated benefits from the Linxis acquisition and other acquisitions cannot be realized by the Company in full or at all or may take longer to realize than expected; risks that the integrations of Linxis or other acquired businesses disrupt current operations or pose potential difficulties in employee retention or otherwise affects financial or operating results; any failure to obtain, or delays in obtaining, required regulatory approvals or clearances for the Proposed Transaction; any failure by the parties to satisfy any of the other conditions to the Proposed Transaction; the possibility that the Proposed Transaction is ultimately not consummated; potential adverse effects of the announcement or results of the Proposed Transaction on the market price of the Company’s common stock or on the ability of the Company to develop and maintain relationships with its personnel and customers, suppliers and others with whom it does business or otherwise on the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of management’s attention from our ongoing business operations due to the Proposed Transaction; the impact of the Proposed Transaction on the ability of the Company to retain and hire key personnel; increasing competition for highly skilled and talented workers as well as labor shortages; our level of international sales and operations; the impact of incurring significant amounts of indebtedness and any inability of the Company to respond to changes in its business or make future desirable acquisitions; the ability of the Company to comply with financial or other covenants in debt agreements; cyclical demand for industrial capital goods; the ability to recognize the benefits of any acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; continued fluctuations in mortality rates and increased cremations; the dependence of our business units on relationships with several large customers and providers; competition faced by our Batesville business from non-traditional sources; the impact to the Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; and the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock. There can be no assurance that the Proposed Transaction will be consummated. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussion under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission (“SEC”) on November 16, 2022. The forward-looking information in this release speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

Investor Relations for Hillenbrand

Sam Mynsberge, Sr. Director, Investor Relations

Phone: 812-931-3573

Email: investors@hillenbrand.com

Corporate Communications for Hillenbrand

Marcia Kent, Manager, Corporate Communications

Phone: 812-560-1617

Email: marcia.kent@hillenbrand.com